FINANCIAL STATEMENTS

The following sections comprise the audited and unaudited financial statements of Northstar Electronics, inc. and its wholly owned subsidiary Northstar Technical, Inc.

Index to Financials:

EX-10.11      i) Northstar Electronics Inc. Unaudited Consolidated Financial
                   Statements for the period ended 3/31/97.
EX-10.12     ii) Northstar Electronics Inc. Unaudited Consolidated Financial
                   Statements for the period ended 12/31/98.
EX-10.13    iii) Northstar Electronics Inc. Unaudited Consolidated Financial
                   Statements for the period ended 9/30/99.
EX-10.14     iv) Northstar Technical Inc. Audited Financial Statements for the
                   period ended 3/31/98, along with Auditors' Report.
EX-10.15      v) Northstar Technical Inc. Audited Financial Statements for
                   the period ended 12/31/98, along with Auditors' Report.
EX-10.16     vi) Consent of Independent Auditors'

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